UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

December 28, 2007

Date of Report (Date of Earliest Event Reported)

AMERICAN ROCK SALT COMPANY LLC

(Exact Name of Registrant as Specified in Charter)

New York	N/A	16-1516458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3846 Retsof Road, Retsof, New York	14539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 243-9510 ext. 1164

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

American Rock Salt Company LLC (the “Company”) is not required to file reports under the Securities Exchange Act of 1934, as amended. This Form 8-K is only being filed for informational purposes pursuant to the indenture governing the Company’s 9 1/2% Senior Secured Notes due 2014.

SECTION 7 – Regulation FD

ITEM 7.01 – Regulation FD Disclosure.

On Thursday, January 3, 2008, a conference call is scheduled to discuss the results of American Rock Salt Company LLC for the fiscal year ended September 30, 2007.

Conference call information is as follows:

•	Date and Time:	Thursday, January 3, 2008, at 3:00 PM ET

•	Dial-In Number:	(877) 741-4248

•	Passcode:	8937434

•	Company:	American Rock Salt Company LLC

•	Host:	Ray Martel

•	Meeting Title:	Fiscal Year Ended September 30, 2007

•	Replay telephone number:*	(719) 457-0820 or (888) 203-1112

•	Replay available:*	From 7:00 p.m. ET Thursday, January 3, 2008 through midnight Thursday, January 10, 2008

*	Callers need confirmation code 8937434 to access the replay.

SIGNATURES

The registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ROCK SALT COMPANY LLC
(Registrant)

By:	/s/ Raymond R. Martel
Name:	Raymond R. Martel
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: December 28, 2007